UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 7, 2009 (July 6, 2009)
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-32369 (Commission File Number)	98-0204105 (I.R.S. Employer Identification No.)

8 Inverness Drive East, Suite 100 Englewood, Colorado 80112 (Address of principal executive office)
(Registrant’s telephone number, including area code): (303) 483-0044
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On July 6, 2009, Gasco Energy, Inc. (the “Company”) and certain of its subsidiaries as guarantors, the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent, entered into the Fourth Amendment to Credit Agreement (the “Fourth Amendment”), amending that certain Credit Agreement, dated as of March 29, 2006 (as amended by the First, Second and Third Amendments thereto, and as further amended by this Fourth Amendment, the “Credit Agreement”). Pursuant to the Fourth Amendment, the Credit Agreement was amended, among other things, to delay the special redetermination of the Company’s borrowing base previously scheduled to occur on or about June 30, 2009, to on or about August 31, 2009. Should there be a borrowing base deficiency after the special redetermination, the Company will have 30 days to eliminate such deficiency. The scheduled special redetermination is in addition to the regular redeterminations and special redeterminations available at the request of the Company or the Lenders.
     The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     The Company issued a press release dated July 7, 2009 announcing that the entry into the Fourth Amendment. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
     In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits:

10.1	Fourth Amendment to the Credit Agreement, dated as of July 6, 2009, by and among Gasco Energy, Inc., as Borrower, certain subsidiaries of Gasco Energy, Inc., as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated July 7, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.
Date: July 7, 2009	By:	/s/ W. King Grant
		Name:	W. King Grant
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Fourth Amendment to the Credit Agreement, dated as of July 6, 2009, by and among Gasco Energy, Inc., as Borrower, certain subsidiaries of Gasco Energy, Inc., as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated July 7, 2009.